UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      CORNERSTONE REALTY INCOME TRUST, INC.

                (Name of Registrant as Specified In Its Charter)
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                 APRIL 25, 2000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, MAY 25, 2000

     The Annual Meeting of Shareholders of Cornerstone Realty Income Trust, Inc. (the "Company") will be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23219, on Thursday, May 25, 2000 at 2:00 p.m. for the following purposes:

1.   To elect two (2) directors, each to serve for an ensuing three-year term.

2.   To  consider  and  vote on an  amendment  to the  Company's  existing  1992
     Non-Employee Directors Stock Option Plan for non-employee directors that would extend for two additional years the automatic grants of stock options to non-employee directors.

3.   To consider and vote on the Company's Share Purchase Loan Plan.

4.   To consider and vote on certain amendments to the Company's Bylaws.

5.   To transact such other business as may properly come before the meeting.

     The holders of common shares of record at the close of business on March 30, 2000 are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you have previously delivered your proxy.

     The proxy card with which to vote your shares is located in the window pocket of the envelope in which these proxy materials were mailed. If necessary, an additional proxy card may be obtained by calling Mr. David McKenney, Senior Vice President of Corporate Services, at (804) 643-1761.

                                            By Order of the Board of Directors

                                            /s/ Stanley J. Olander, Jr.
                                            ---------------------------
                                            Stanley J. Olander, Jr.
                                            Secretary

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                      CORNERSTONE REALTY INCOME TRUST, INC.
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2000

GENERAL

     The enclosed proxy is solicited by the directors of Cornerstone Realty Income Trust, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at The Jefferson Hotel, 101 West Franklin Street, Richmond, Virginia 23219 on Thursday, May 25, 2000 at 2:00 p.m. (the "Annual Meeting"). The proxy may be revoked at any time prior to voting thereof by giving written notice to the Company of intention to revoke or by conduct inconsistent with continued effectiveness of the proxy, such as delivery of a later dated proxy or appearance at the meeting and voting in person the shares to which the proxy relates. Shares represented by executed proxies will be voted, unless a different specification is made therein, FOR election as directors of the persons named therein, for APPROVAL of the amendment to the Company's existing 1992 Non-Employee Directors Stock Option Plan to extend for two additional years the automatic grants of stock options to non-employee directors, for APPROVAL of the Company's Share Purchase Loan Plan, and for APPROVAL of the proposed amendments to the Company's Bylaws, all as described herein.

     This proxy statement and the enclosed proxy were mailed on April 25, 2000 to shareholders of record at the close of business on March 30, 2000 (the "Record Date"). In conjunction therewith, the Company mailed to each shareholder of record as of the Record Date an Annual Report that includes audited consolidated financial statements for the year ended December 31, 1999.

     At the close of business on the Record Date, the Company had 36,106,699 common shares ("Common Shares") outstanding and entitled to vote. Each Common Share has one vote on all matters including those to be acted upon at the Annual Meeting. The holders of a majority of such Common Shares present at the Annual Meeting in person or represented by proxies constitute a quorum. If a quorum is present, the two properly nominated candidates receiving the greatest number of affirmative votes of Common Shares represented and voting at the Annual Meeting will be elected directors of the Company for the two positions being voted upon even though the candidates do not receive a majority of the votes cast. If a quorum is present, the affirmative vote of common shares exceeding the opposing vote represented and voting at the Annual Meeting is required for approval of the amendment to the Company's existing 1992 Non-Employee Directors Stock Option Plan and for approval of the Company's Share Purchase Loan Plan. The proposed amendments to the Company's Bylaws must be approved by the vote of Common Shares representing a majority of the voting power of the Common Shares entitled to vote thereon.

     Shareholders who wish to abstain from voting on any matter to be voted on at the Annual Meeting may do so by specifying that their vote on such matter be withheld in the manner provided in the enclosed proxy, and the Common Shares otherwise votable by such shareholders will not be included in determining the number of Common Shares voted on such matter. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder that fewer than all of the Common Shares of which such shareholder is the holder of record on the Record Date are to be voted on a particular matter. All such Common Shares which are not voted will be treated as Common Shares as to which vote has been withheld.

     The mailing address of the Company is 306 East Main Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Carol Corticchia.

     THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE (EXCEPT FOR EXHIBITS), A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THEREIN, ON WRITTEN REQUEST TO STANLEY J. OLANDER, JR., SECRETARY OF THE COMPANY, AT THE MAILING ADDRESS FOR THE COMPANY SET FORTH ABOVE. THE COMPANY'S ANNUAL REPORT ON FORM 10-K MAY ALSO BE OBTAINED ELECTRONICALLY THROUGH THE EDGAR SYSTEM OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP:\\WWW.SEC.GOV.

OWNERSHIP OF EQUITY SECURITIES

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of such Common Shares are in fact beneficially owned by any person. There are no shareholders known to the Company who own beneficially more than 5% of the outstanding Common Shares except as indicated in the following table.



                                        Amount and Nature of Beneficial
Name and Address of Beneficial Owner      Ownership of Common Shares (1)          Percent of Class
------------------------------          ------------------------------            ----------------
                                               as of 12/31/99
                                               --------------
Glade M. Knight                                   1,998,867                             5.44%
306 East Main Street
Richmond, Virginia  23219

(1) Includes 629,211 Common Shares that may be acquired upon exercise of stock options.


     Beneficial Ownership of Common Shares held by directors and executive officers of the Company as of the Record Date is indicated in the table below. Each person named in the table and included in the director/officer group has sole voting and investment powers as to such Common Shares, or shares such powers with his or her spouse or minor children, if any.

                                               NUMBER OF COMMON SHARES
                 NAME                           BENEFICIALLY OWNED(1)                     PERCENT OF CLASS
                 ----                    ------------------------------------             ----------------
Glenn W. Bunting, Jr.                                      36,498                                  *
Leslie A. Grandis                                          36,556                                  *
Glade M. Knight                                         1,998,867                               5.44%
Penelope Ward Kyle                                         36,536                                  *
Stanley J. Olander, Jr.                                   260,901                                  *
Harry S. Taubenfeld                                        76,043                                  *
Martin Zuckerbrod                                          75,055                                  *
Debra A. Jones                                            259,901                                  *
All directors and executive officers
as a group                                              2,780,357                               7.46%

----------
*    Less than one percent of outstanding Common Shares.

(1) Includes Common Shares that may be acquired upon the exercise of stock options, as follows: Messrs. Bunting and Grandis and Ms. Kyle - 34,254 Common Shares each; Mr. Knight - 629,211 Common Shares; Mr. Olander and Ms. Jones - 144,310 Common Shares each; and Messrs. Taubenfeld and Zuckerbrod - 60,335 Common Shares each.

ELECTION OF DIRECTORS

     NOMINEES FOR DIRECTORS. At the Annual Meeting two (2) directors are to be elected, each to hold office for an ensuing three-year term, or until his successor is duly elected and qualified, except in the event of death, resignation or removal. The nominees for election to the two positions on the Board of Directors to be voted upon at the Annual Meeting are Stanley J. Olander, Jr. and Martin Zuckerbrod. If elected, Messrs. Olander and Zuckerbrod will serve until the Annual Meeting of Shareholders in the year 2003.

     Of the directors whose terms do not expire in 2000, Ms. Kyle and Mr. Taubenfeld will serve until the 2001 Annual Meeting of Shareholders and Messrs. Bunting, Grandis and Knight will serve until the 2002 Annual Meeting of Shareholders.

     Unless otherwise specified, Common Shares represented by the proxies will be voted FOR the election of the nominees listed, except that in the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. Each of the nominees is now a member of the Board of Directors and has been nominated by action of the Board of Directors. If a quorum is present, the two properly nominated candidates receiving the greatest number of affirmative votes of Common Shares represented and voting in the Annual Meeting will be elected directors of the Company.

     The nominees, their ages, the year of election of each to the Board of Directors of the Company, their principal occupations during the past five years or more and directorships of each in public companies in addition to the Company are as follows:

     STANLEY J. OLANDER, Jr., 45, is a director, Chief Financial Officer, Executive Vice President and Secretary of the Company. From June 1991 through August 1996, Mr. Olander was employed by Cornerstone Realty Group, Inc. Through Cornerstone Realty Group, Inc., Cornerstone Management Group, Inc. and
Cornerstone Advisors, Inc., which had contracts to provide management and administration services to the Company, Mr. Olander provided the same general types of services as he now provides as the Company's Chief Financial Officer. Mr. Olander has held various executive positions in real estate companies organized by Glade M. Knight since 1981. Mr. Olander was first elected to the Board of the Company in 1992. Mr. Olander has been the Company's Chief Financial Officer since September 1, 1996, and serves in such capacity under an employment agreement which has a five-year term ending on August 31, 2001.

     MARTIN ZUCKERBROD, 69, is a director of the Company. He has practiced law and has been involved in mortgage and real estate investment activities in the firm of Zuckerbrod & Taubenfeld of Cedarhurst, New York since 1959. He has practiced law since 1956. Mr. Zuckerbrod's areas of professional concentration are real estate and commercial law. Mr. Zuckerbrod also serves as a judge in the Village of Cedarhurst, New York. Mr. Zuckerbrod was first elected to the Board of the Company in 1992.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE TWO NOMINEES.

     OTHER DIRECTORS AND OFFICERS. The following are the directors of the Company whose terms expire after 2000 and the executive officers of the Company.

     Glade M. Knight, 56, is Chairman, Chief Executive Officer and President of the Company. Since 1972, Mr. Knight has held executive and/or ownership positions in several corporations involved in the management of and investment in real estate, and has served, directly or indirectly, as a general or limited partner of 71 limited partnerships owning 80 properties comprising over 13,000 apartment units. Mr. Knight is also a director, Chairman of the Board and President of Apple Suites, Inc., a public real estate investment trust that owns extended-stay hotel properties. Mr. Knight was first elected to the Board of the Company in 1989 and his term expires in 2002. Mr. Knight serves as Chief Executive Officer and President of the Company under an employment agreement which has a one-year term ending on August 31, 2000, and which may be extended by the Company for up to one additional one-year term.

     Glenn W. Bunting, Jr., 55, has been President of American KB Properties, Inc., which develops and manages shopping centers, since 1985. He has been President of G.B. Realty Corporation, which brokers shopping centers and apartment communities since 1980. Mr. Bunting was first elected to the Board of the Company in 1993 and his term expires in 2002.

     Leslie A. Grandis, 55, has been a partner in the law firm of McGuire, Woods, Battle & Boothe LLP in Richmond, Virginia since 1974. Mr. Grandis concentrates his practice in the areas of corporate finance and securities law. He is a director of Markel Corporation and CSX Trade Receivables Corporation. Mr. Grandis was first elected to the Board of the Company in 1993 and his term expires in 2002.

     Debra A. Jones, 45, is the Chief Operating Officer and an Executive Vice President of the Company. From June 1991 through August 1996, Ms. Jones was employed by Cornerstone Realty Group, Inc. Through Cornerstone Realty Group, Inc., Cornerstone Management Group, Inc. and Cornerstone Advisors, Inc., which had contracts to provide management and administration services to the Company, Ms. Jones provided the same general types of services as she now provides as the Company's Chief Operating Officer. Ms. Jones has held executive positions in real estate companies organized by Mr. Knight since 1979. Ms. Jones has been the Company's Chief Operating Officer since September 1, 1996, and serves in such capacity under an employment agreement which has a five-year term ending on August 31, 2001.

     Penelope W. Kyle, 52, has been the director of the Virginia Lottery since September 1, 1994. Ms. Kyle worked in various capacities for CSX Corporation and its affiliated companies from 1981 until August 1994. She served as Vice President, Administration and Finance for CSX Realty, Inc. beginning in 1991, as Vice President, Administration for CSX Realty, Inc. from 1989 to 1991, and as Assistant Vice President and Assistant to the President for CSX Realty, Inc. from 1987 to 1989. Ms. Kyle was first elected to the Board of the Company in 1993 and her term expires in 2001.

     Harry S. Taubenfeld, 70, is a director of the Company. He has practiced law, and been involved in mortgage and real estate investment activities in the firm of Zuckerbrod &

Taubenfeld of Cedarhurst, New York since 1959, and has practiced law since 1956. Mr. Taubenfeld specializes in real estate and commercial law. Mr. Taubenfeld is a Trustee of the Village of Cedarhurst, New York, and a past President of the Nassau County Village Officials. Mr. Taubenfeld was first elected to the Board of the Company in 1992 and his term expires in 2001.

COMMITTEES OF THE BOARD

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee as its standing committees. The Board of Directors has no nominating committee.

     The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors except such powers specifically denied the Committee under the Company's Bylaws or by law. Messrs. Bunting, Knight, Taubenfeld and Zuckerbrod are the members of the Executive Committee.

     The Audit Committee oversees the relationship between the Company and its independent auditors, monitors the reasonableness of Company expenses and declares distributions to shareholders. Messrs. Bunting and Grandis and Ms. Kyle are the members of the Audit Committee.

     The Compensation Committee administers the Company's incentive and stock option plans, and oversees the compensation and reimbursement of directors and officers of the Company. The members of the Compensation Committee are Mr. Grandis and Ms. Kyle.

     During 1999, the Board of Directors held three meetings and the Executive Committee held one meeting. The Audit Committee met three times during the year and the Compensation Committee met two times. Each director attended at least 75% of the aggregate of the number of meetings of the Board and of the committees to which he or she was assigned.

COMPENSATION OF DIRECTORS

     During 1999, independent directors (all directors other than Messrs. Knight and Olander) received annual directors' fees of $12,000 payable $6,000 in cash and $6,000 in Common Shares (valued at the current market price at the time of issuance), plus $500 for each meeting of the Board and $100 for each committee meeting attended; however, independent directors did not receive any compensation for attending a committee meeting if it occurred on the same day as a meeting of the entire Board of Directors. Independent directors received an additional $1,000 for serving on the Executive Committee in 1999. Non-independent directors received no compensation from the Company for their service as directors. All directors were reimbursed by the Company for their travel and other out-of-pocket expenses incurred in attending meetings of the directors or a committee and in conducting the business of the Company.

     In addition, in 1999 each independent director received an option to purchase 7,925 Common Shares, exercisable at $11.68 per Common Share. Independent directors will receive additional Common Share options in 2000 and 2001 if the proposed amendment to the Company's existing 1992 Non-Employee Directors Stock Option Plan, described below, is approved.

EXECUTIVE OFFICERS

     The Company's executive officers are Glade M. Knight, Debra A. Jones and Stanley J. Olander, Jr. Information with regard to Messrs. Knight and Olander and Ms. Jones is set forth above under the caption "Election of Directors."

COMPENSATION OF EXECUTIVE OFFICERS

     General. The following table sets forth the compensation awarded during the fiscal years ended December 31, 1999, 1998, 1997 and 1996 to the Company's Chief Executive Officer and all executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers") during the fiscal year ending December 31, 1999. The Company did not pay salaries to its officers for the period before September 1, 1996. During such prior period, the Company operated as an "externally-advised" and "externally-managed" real estate investment trust ("REIT"). Effective October 1, 1996, the Company converted to "self-administered" and "self-managed" status.

                           SUMMARY COMPENSATION TABLE

                ANNUAL COMPENSATION                             LONG-TERM COMPENSATION AWARDS
NAME AND                                                                              RESTRICTED       SECURITIES
PRINCIPAL                                                       OTHER ANNUAL          SHARE AWARDS     UNDERLYING
POSITION           YEAR      SALARY ($)        BONUS ($)(1)     COMPENSATION (2)      (3)              OPTIONS (3)
--------           ----      ----------        ------------     ----------------      ------------     -----------
Glade M. Knight,   1999      210,000            300,000               --                 1,670         348,771(4)
Chairman and       1998      210,000                 --               --                 1,670         200,000
Chief Executive    1997      210,000                 --               --                 1,000             --
Officer            1996       70,000                 --               --                 1,000             --

Debra A. Jones     1999      120,000            300,000               --                   900             --
Chief              1998      120,000                 --               --                   900        100,000
Operating          1997      120,000                 --               --                   500             --
Officer            1996       40,000                 --               --                   500             --

Stanley J.         1999      120,000            300,000               --                   900             --
Olander, Jr.,      1998      120,000                 --               --                   900         100,000
Chief Financial    1997      120,000                 --               --                   500             --
Officer            1996       40,000                 --               --                   500             --

----------

(1) Bonuses may be awarded in 2000 and in future years in the discretion of the Board of Directors.

(2) The Company provides each of the Named Executive Officers with use of a Company automobile, and pays premiums for term life, disability and health insurance for the Named Executive Officers. The value of such items was less than the lesser of either $50,000 or 10% of the total salary and bonus of the Named Executive Officer in 1999.

(3) At December 31, 1999, Mr. Knight held 8,350 restricted Common Shares (with an aggregate value as of December 31, 1999 of $81,413) issued under the Company's Incentive Plan and each of Ms. Jones and Mr. Olander held 4,500 restricted Common Shares (each with an aggregate value as of December 31, 1999 of $43,875) issued under the Incentive Plan. 5,000 (as to Mr. Knight) and 2,500 (as to each of Mr. Olander and Ms. Jones) of these restricted Common Shares were issued on July 1, 1995 and vested in equal 1/5 portions on July 1 of each year from 1995 through 1999, inclusive, and 3,350 (as to Mr. Knight) and 2,000 (as to each of Mr. Olander and Ms. Jones) of these restricted Common Shares were issued March 24, 1998 and vest in equal 1/5 portions on March 24 of each year from 1998 through 2002, inclusive. If the holder of such restricted Common Shares ceases to be either an officer or employee of the Company for any reason other than death or permanent disability, the unvested restricted Common Shares will revert to the Company. Distributions are payable on all of these restricted Common Shares, both vested and unvested. The table set forth above shows only the vested restricted Common Shares and reflects the fair market value of the vested restricted Common Shares on the date of their issuance.

(4) Mr. Knight was granted options ("Award Options") to purchase 348,771 of the Company's Common Shares at an exercise price of $10.125. These options represent a "rollover" of certain options previously held by Mr. Knight with respect to common shares in Apple Residential Income Trust, Inc. (with which the Company merged in 1999). If a triggering event occurs, the exercise price will be $1.00 per common share for the following 180 days. A triggering event means the occurrence of certain events, defined in the option agreement, reflecting a change or prospective change in control of the Company. If a triggering event occurs, and Mr. Knight either elects not to, or fails to, exercise any exercisable Award Options, then the Company must pay to Mr. Knight the difference between the exercise price and the value of the common shares that would be obtained upon exercise. If the exercise or the receipt of payment in lieu of such exercise subjects the holder to an additional penalty tax under the Internal Revenue Code, the Company will pay to the holder an additional amount to offset the penalty tax.

     The following table sets forth information with respect to the Common Share options held by the Named Executive Officers during the year ended December 31, 1999.

                                           OPTION GRANTS IN LAST FISCAL YEAR

                      NUMBER OF
                      SECURITIES         % OF TOTAL
                      UNDERLYING         OPTIONS GRANTED
                      OPTIONS            TO EMPLOYEES IN     EXERCISE OR BASE                       GRANT DATE PRESENT
        NAME          GRANTED(1)         FISCAL YEAR               PRICE        EXPIRATION DATE     VALUE (2)
        ----          ----------                                   -----        ---------------     ---------
Glade M. Knight            348,771              100%              $10.125            07/23/09            $ 104,631
Debra A. Jones                  --               --                    =-               --                --
Stanley J. Olander              --               --                    =-               --                --
                           ------             -------             ------             -------             --------

----------

(1) All options are exercisable for Common Shares, were granted at an exercise price equal to the fair market value of the Common Shares on the date of grant and were fully exercisable on the date of grant.

(2) Based on the Black-Scholes option pricing model assuming expected volatility equal to one-year average volatility of 0.160, a risk free interest rate of 5.6%, a dividend yield of 9% and an expected option term of ten years. The actual value, if any, an executive may realize will depend upon the excess of the Common Share price over the exercise price on the date the option is exercised; accordingly, there is no assurance that the executive will realize the values set forth in the table.

       AGGREGATED OPTION EXERCISES IN 1999 AND 1999 YEAR-END OPTION VALUES


                                                                         NUMBER OF SECURITIES
                                                                         UNDERLYING             VALUE OF UNEXERCISED
                                                                         UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                                         AT YEAR-END            AT YEAR END
                                                            VALUE        EXERCISABLE/           EXERCISABLE/
NAME                       SHARES ACQUIRED ON EXERCISE      REALIZED     UNEXERCISABLE (1)      UNEXERCISABLE ($)(1)
----                       ---------------------------      --------     -----------------      --------------------

Glade M. Knight                           0                      0              629,211                   --
Debra A. Jones                            0                      0              144,310                   --
Stanley J. Olander, Jr.                   0                      0              144,310                   --

(1) All of the options held by management were exercisable at year end 1999, but the exercise price was in excess of the closing price of the Common Shares on December 31, 1999, which was $9.75 per Common Share. The exercise price of 348,711 options held by Mr. Knight is $10.125 per Common Share. The exercise price of 54,264 options held by Mr. Knight and the exercise price of 29,586 options held by each of Ms. Jones and Mr. Olander is $11.00 per Common Share. The exercise price of 13,088 options held by Mr. Knight and the exercise price of 7,362 options held by each of Ms. Jones and Mr. Olander is $12.13 per Common Share (the fair market value based on the closing sale price of the Common Shares on September 8, 1997). The exercise price of 200,000 options held by Mr. Knight and the exercise price of 100,000 options held by each of Ms. Jones and Mr. Olander is $12.06 per Common Share (the fair market price based on the closing sale price of the Common Shares on March 24, 1998). The exercise price of 13,088 held by Mr. Knight and the exercise price of 7,362 options held by each of Ms. Jones and Mr. Olander is $11.12 per Common Share (the fair market value based on the closing sale price of the Common Shares on September 8, 1998).

     EMPLOYMENT AGREEMENTS. Each of Glade M. Knight, Stanley J. Olander, Jr. and Debra A. Jones has, effective September 1, 1996, entered into an employment agreement with the Company. Mr. Knight's employment agreement had a term of one year, was extended three times for one additional one-year term and may be extended by the Company for up to one additional one-year term. The employment agreements with Ms. Jones and Mr. Olander have five year terms ending on August 31, 2001. Mr. Olander and Ms. Jones are obligated to devote all of their business time to the Company. Mr. Knight is not similarly restricted, although he has agreed to devote as much of his attention and energies to the business of the Company as is reasonably required in the judgment of him and the Board of Directors.

     Each employment agreement contains a limited non-compete provision. The officer agrees that during the term of his or her employment, and for a period of one year thereafter if the officer terminates his or her employment, such officer will not be employed by or affiliated with a business that competes with the Company in Virginia, North Carolina or South Carolina, or solicit or attempt to solicit any person employed by the Company to leave such employment for employment with a competing business. Notwithstanding the foregoing, Mr. Knight will be permitted to pursue other ventures, including without limitation real estate ventures, except any such ventures that compete with the Company in Virginia, North Carolina or South Carolina.

     Each employment agreement terminates automatically upon the officer's death. The Company is obligated to pay to the decedent's personal representative an amount equal to the decedent's current annual salary in a one-time lump sum payment.

     The Company may terminate the officer's employment and the Company's obligations under the employment agreement in the event of the "disability" of the officer or for "cause," in the agreement. "Disability" means inability to perform the essential functions of the position, after reasonable accommodation in accordance with the Americans with Disabilities Act, if such a disability results from a physical or mental impairment which can be expected to result in death or to continue for at least six consecutive months. In the event of termination for disability, the Company must pay the officer or his representative an amount equal to the officer's current annual salary in a one-time lump sum payment. "Cause" is defined in the employment agreement as including continued or deliberate neglect of duties, willful misconduct of the officer injurious to the Company, violation of any code or standard of ethics applicable to Company employees, active disloyalty to the Company, conviction of a felony, habitual drunkenness or drug abuse, excessive absenteeism unrelated to a disability, or breach by the officer of the employment agreement. If the Company terminates the officer for "cause," it will have no further obligation to the officer except under any applicable benefits policy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee is comprised of Leslie A. Grandis and Penelope W. Kyle. Mr. Grandis is also a partner in the law firm of McGuire, Woods, Battle & Boothe LLP which serves as general counsel to the Company. The representation of the Company by McGuire, Woods, Battle & Boothe LLP is expected to continue in 2000. Ms. Kyle's husband is also a partner in McGuire, Woods, Battle & Boothe LLP.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee determines compensation arrangements for the Company's executive officers and administers the Company's Incentive Plan, pursuant to which Common Share options and restricted Common Shares may be issued to eligible officers and employees.

     Under the employment agreements, the Company is required to review the performance of the executive officer at the end of each fiscal year of the Company and, in its sole discretion and based on the executive officer's performance and the financial condition of the Company, may either maintain or increase the executive officer's salary. In addition, each executive officer is eligible to receive an annual bonus determined by the Company.

     The Company paid salaries to its executive officers for the calendar year 1999. The annual salary paid to Mr. Knight was $210,000, and the annual salary paid each of Ms. Jones and Mr. Olander was $120,000. These salaries were the same as those paid during 1998 and 1997, and were at the same rate of pay for the portion of the year 1996 after which the Company became self-administered. In addition, however, in 1999 cash bonuses of $300,000 were paid to each of Messrs. Knight and Olander and Ms. Jones.

     The initial annual salaries for the executive officers were set at a level believed to be at the low end of the range of salaries paid to comparable officers of comparable companies. In determining comparable salaries, the Compensation Committee reviewed certain salary surveys, including a survey of the National Association of Real Estate Investment Trusts reporting on salaries in other REITs, as well as salaries of officers of other REITs presented by Company management as being comparable. The intent of the Compensation Committee was to set initial salaries at a level low enough to permit subsequent increases based on executive officer and Company performance that will eventually result in Company salaries generally being similar to those in comparable REITs.

     The Compensation Committee received a report from Ernst & Young LLP, the Company's compensation consultant, outlining a compensation plan as a means of administering compensation to Messrs. Knight and Olander and Ms. Jones. The Compensation Committee resolved to adopt a compensation plan consistent with the recommendations of the report from Ernst & Young. The Compensation Committee is still formulating the criteria to be used in determining salary increases and bonuses. However, the Compensation Committee generally expects to establish criteria to help the Company achieve its business objectives by: (1) designing performance-based compensation standards that align the interests of management with the interests of shareholders; (2) providing compensation increases and incentive compensation that vary directly with both Company financial performance and individual contributions to that performance by the executive officer; and (3) linking executive officer compensation to elements that affect both short-and long-term Common Share price performance. As appropriate, the
Compensation Committee will also consider whether compensation levels are sufficient to attract and retain superior executive officers in a competitive environment.

     The Compensation Committee decided to award bonuses described above to Messrs. Knight and Olander and Ms. Jones in 1999 in recognition of their long-standing service to the Company, the relatively low level of their base compensation, the lack of any salary increases or bonuses over the past four years and their extraordinary effort on behalf of the Company in connection with the merger of Apple Residential Income Trust, Inc. into the Company.

                                                     Leslie A. Grandis
                                                     Penelope W. Kyle

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder returns, over the periods presented, on the Company's Common Shares, the Standard & Poor's Composite Index of 500 Stocks and SNL Multi-Family REITs Index (which is an index of 37 other REITs). The periods presented begin on April 18, 1997, the day Common Shares of the Company first began trading on the New York Stock Exchange and end on December 31, 1999, the closing date of the Company's fiscal year. For the period prior to April 18, 1997, the Company's Common Shares had no public trading market.

     The indicated values are based on share price appreciation plus dividends, which are assumed to be reinvested. The historical information set forth below is not necessarily indicative of future performance.


                                    [GRAPHIC]


                                                                 PERIOD ENDING
                                        ---------------------------------------------------------------
INDEX                                     04/18/97    12/31/97  06/30/98  12/31/98  06/30/99  12/31/99
------------------------------------------------------------------------------------------------------
Cornerstone Realty Income Trust Inc.           100   122.57356   121.485   116.999   126.325   121.251
S&P 500                                        100   128.22837    150.94   164.832   185.237   199.364
SNL Multi-Family REITs                         100    115.0557   113.423   105.166   119.045   115.768

PROPOSALS

1. PROPOSAL TO AMEND THE COMPANY'S 1992 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN TO EXTEND FOR TWO ADDITIONAL YEARS THE AUTOMATIC GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS.

     Under the Company's 1992 Non-Employee Directors Stock Option Plan as it now exists, each non-employee director is entitled to receive an automatic grant of stock options on June 1 of each year through 1999. This proposal would extend the grant period through 2001, so that each non-employee director would receive an additional automatic grant, pursuant to the same formula, on June 1, 2000 and June 1, 2001. Specifically, this proposal would amend section 7(a) (iii) of the Company's 1992 Non-Employee Directors Stock Option Plan (the "Directors' Plan") to read as follows:

       (iii) As of each June 1 during the years 1994 through 2001 (inclusive), each Eligible Director shall automatically receive an Option to purchase 0.02% of the total number of shares of Common Stock issued and outstanding on that date.

     PURPOSE AND EFFECT OF AMENDMENT. The Board of Directors proposes to amend the Directors' Plan for two additional years of automatic grants of stock options to non-employee directors.

     Eligibility   under  the  Directors  Plan  and  other  material  terms  and provisions thereof will remain unchanged.

     VOTE REQUIRED. Assuming a quorum is present, adoption of this amendment requires the affirmative vote of the holders of the Company's Common Shares represented and voting at the Annual Meeting exceeding the vote opposing the action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE "APPROVAL" OF THIS PROPOSAL.

2.   PROPOSAL TO APPROVE THE COMPANY'S SHARE PURCHASE LOAN PLAN.

     As of April 1, 2000, the Board of Directors adopted the Share Purchase Loan Plan (the "Plan") subject to shareholder approval. This summary is qualified by reference to the complete text of the Plan, which is attached as Exhibit A.

     PURPOSE AND EFFECT OF PLAN. The Plan is intended to attract and retain directors and key officers through the availability of loans from the Company to acquire Common Shares. Common Shares will be purchased under the Plan in the open market. The maximum aggregate principal amount of new loans may not exceed $2,000,000 in any one fiscal year.

     The Plan will be administered by the Compensation Committee or another committee of at least two persons appointed by the Board of Directors (the "Committee"). The Committee has the complete discretion to determine which directors and officers will receive loans, when a loan will be made and, subject to the terms of the Plan, the terms, conditions, nature and amount of a loan. The Committee will have the authority to impose any limitation or condition upon a loan that the Committee deems appropriate to achieve the objectives of the Plan. The Committee may, subject to such conditions as it may determine, extend the time for repayment or otherwise modify the terms of an outstanding loan but any such modification may not adversely affect a participant's rights thereunder without his or her consent.

     Loans may be made under the Plan to present and future directors and officers of the Company (or any parent or subsidiary of the Company, whether now existing or hereafter created or acquired). The Plan provides for individual limits on the maximum aggregate principal amount of loans outstanding under the Plan to individual participants. Those limits are as follows: $50,000 for each director, 200% of annual salary for officers determined by the Committee to be "executive officers" for purposes of the Plan (currently three persons), 75% of annual salary for officers determined by the Committee to be "senior officers" for purposes of the Plan (currently six persons), and 25% of annual salary for all other eligible officers (approximately 23 persons).

     The Committee will establish as to each loan a minimum principal amount, the interest rate, the terms of repayment and any other terms and conditions consistent with the Plan. Each loan will be a full recourse obligation of the participant and will be secured by the Common Shares acquired with the loan proceeds (the "Shares"). At the time a loan is made, the Committee may impose restrictions on the participant's ability to sell, encumber or otherwise dispose of the Shares. The interest rate on a loan may not be less than the Applicable Federal Rate in effect at the time the loan is made or, in the case of a variable rate, at the time the interest rate is adjusted. Loans will have an initial term of not more than ten years and unless otherwise determined by the Committee at the time the loan is made, will become due and payable 90 days following termination of the participant's status as a director (in the case of a director-participant) or as an officer (in the case of an officer-participant). A loan may provide for mandatory payments of principal and interest at times and in amounts determined by reference to bonus and incentive payments made by the Company to the participant.

     As determined by the Committee, a loan may provide for forgiveness of (i) all or a portion of the interest based upon Company performance and/or (ii) up to 25% of the principal amount thereof based upon Company performance, continued service as director or officer by the participant and/or retention of the Shares by the participant. A loan may also provide for such forgiveness of interest and up to 25% of the principal upon a termination of the participant's status as a director or officer due to death, disability or normal retirement, or upon a termination by the Company without cause (or a resignation by the participant with good reason) following a change of control.

     If the  Committee  determines  that  a  loan  will  include  provision  for forgiveness of interest or principal, based upon the Company's achievement of performance goals, such goals will be established by the Committee prior to or during the term of the loan utilizing one or more of the following criteria:
"funds from operations," expenses on either an individual property or Company-wide basis, or Company total assets or total shareholders' equity. The performance goals may be based on Company performance over individual fiscal years or over multiple fiscal years (any such period, a "Performance Period") and will generally be established within 90 days after the start of each Performance Period. At the time the performance goals are established, the Committee will determine their relative weight (if more than one criterion is used) and the portion of the interest which has accrued during such period and/or the principal which will be forgiven based on the extent to which the performance goals are achieved. Except as otherwise provided by the Plan or the loan documents, a Participant must be a director or officer of the Company at the end of the Performance Period to be eligible for such forgiveness. All determinations regarding the extent to which any performance goals have been achieved will be made by the Committee and certified in writing prior to the forgiveness of any interest or principal based on such performance.

     As previously discussed, a loan may provide for forgiveness of interest and/or up to 25% of principal upon termination of a participant's status as a director or officer following a change of control. A "change of control" occurs when (i) there is a change in the composition of a majority of the Board of Directors when compared with those who are currently serving and any new members whose nomination or election is approved by a majority of the current members of the Board of Directors (including members of the Board of Directors previously so approved), (ii) the shareholders approve a reorganization, merger or consolidation which results in the shareholders of the Company immediately prior to such transaction owning less than a majority of the outstanding common stock or voting power of the corporation resulting from such transaction, (iii) the shareholders approve the liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the Company's assets, or (iv) a person or group of persons acting in concert acquires 20% or more of the outstanding common shares or the combined voting power of Company's outstanding voting securities (but excluding for this purpose an acquisition by the Company, a subsidiary or employee benefit plan of the Company, or any corporation with respect to which, immediately following such acquisition, a majority of the outstanding common shares and a majority of the combined voting power of the outstanding voting securities are owned, directly or indirectly, by the persons who were formerly the shareholders of the Company and such persons hold such common stock and voting power in substantially the same proportion as they previously held the Company's common shares.

     If not sooner terminated by the Board of Directors, the Plan will terminate on April 1, 2010, which means that no loans may be made under the Plan after its termination. The Board of Directors may amend the Plan in such respects as it deems advisable, provided that, if and to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, the shareholders must approve any amendment to the Plan which (i) materially increases the total amount of loans which may be made under the Plan, (ii) materially modifies the requirements as to eligibility to participate in the Plan, or (iii) materially increases the benefits accruing to participants under the Plan.

     VOTE REQUIRED. Assuming a quorum is present, adoption of this amendment requires the affirmative vote of the holders of the Company's Common Shares represented and voting at the Annual Meeting exceeding the vote opposing the action.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE "APPROVAL" OF THIS PROPOSAL.

3.   PROPOSAL  TO  CONSIDER  AND VOTE ON  CERTAIN  AMENDMENTS  TO THE  COMPANY'S
     BYLAWS.

     The Company's Bylaws (in the current form, as amended through July 15, 1999) were originally adopted at a time when the Company had essentially no assets and was proposing to commence an initial best-efforts offering of its Common Shares. As originally structured, the

Company was "externally-advised," and "externally-managed," rather than self-administered and self-managed. This meant that administration and management were provided to the Company by external advisory and management companies. Further, at Company inception, the Company adopted numerous Bylaw provisions that were required or recommended as a condition to the registered sale in various states of its Common Shares. In addition, it was originally proposed that the Company's Common Shares not be traded in any active market.

     Since inception, the Company has undergone numerous significant changes, rendering various provisions in the Bylaws irrelevant, inappropriate or unnecessary. In 1996, the Company converted from externally-advised and externally-managed status to self-administered and self-managed status. In 1997, the Company completed its first firm-commitment underwritten sale of its Common Shares and simultaneously such Common Shares were listed for trading on the New York Stock Exchange. As a result of these various changes, and related developments, the Board of Directors believes it is appropriate to grant the Board of Directors authority to amend the Bylaws so as to reflect the numerous changes in the nature, structure and status of the Company.

     Generally, the Bylaws are subject to amendment only with the consent of the Shareholders. After the action described below, the Shareholders would retain the right to amend the Bylaws, but the Board of Directors would have additional rights to amend the Bylaws. Specifically, the proposed amendments to the Bylaws, on which the vote of the Shareholders is requested, would do the following:

     A. Add new Sections 11.11(c), (d) and (e) to the Bylaws to read as follows:

          (c) The Board of Directors shall have full power and authority to amend and revise these Bylaws or any portion hereof, which shall expressly include the revision or amendment of existing Bylaw provisions, the elimination of provisions of the Bylaws and the addition of new Bylaw provisions, in each case to the full extent that the Directors deem it necessary, advisable or convenient (i) to reflect or implement the fact that the Company is no longer externally-advised and externally-managed but is self-administered and self-managed, and that provisions pertaining to the "Advisor" and its "Affiliates" and provisions assuming the existence of the Advisor or Affiliates or dependent for their meaning on the existence of an Advisor or Affiliates are obsolete; without limiting the generality of the foregoing, it is acknowledged and agreed that the Board of Directors may amend the Bylaws so as to delete the following: the definitions of "Acquisition Expenses," "Acquisition Fees," "Advisor," "Average Invested Assets," "Competitive Real Estate Commission," "Contract Price," "Net Income," "Offering and Organization Expenses," "Operating Expenses," and "Sponsor," all portions of the first paragraph of Section 5.1 of the Bylaws following the first sentence, Section 5.15(a), Section 5.15(d), Sections
     8.1 through 8.7, Section 10.1, and all sections related to or dependent upon any of the foregoing sections, and (ii) to eliminate or revise those portions of the Bylaws which the Directors determine, upon advise of counsel to the Company, were originally included in the Bylaws because of a state securities regulation applicable in connection with the Company's initial registration of its Shares for sale to the public (including any NASAA Guidelines pertaining to Real Estate Investment Trusts), or which otherwise reflected the start-up nature of the Company, the fact that its Shares were initially not proposed to be traded in any active market or the fact, generally, that the Company had minimal assets upon formation and no properties identified for acquisition, including, without limitation the
     deletion  of  the   following   Sections:   the
     definition of "Dividend Reinvestment Plan," "Initial Investment" and "Liquidity Matching Program," Section 2.1, the second to the last paragraph within Section 5.2 (dealing with experience of Directors), the third sentence of Section 5.15 (dealing with experience of Directors), Section 7.5(h), Section 7.8, and Section 11.15.

          (d) The Board of Directors is specifically authorize and empowered to delete the definition of "Independent Director" as it exists in the Bylaws amended through July 15, 1999, insofar as it is dependent upon the concept of an external "Advisor," and to replace such definition with one or more successive definitions of "Independent Director" (which shall be deemed to include any similar term) promulgated or suggested for use by the New York Stock Exchange or the rules of such other self-regulatory organization as are applicable to the Company.

          (e) The provisions of this Section 11.11 permitting the Board of Directors to make amendments to the Bylaws shall be interpreted liberally so as to give full effect to their purpose and intent. Such amendments may be effective at any time and from time to time by action of the Board, and any such action taken in actual good faith of the Board of Directors shall be deemed duly taken and adopted and a proper and binding amendment to these Bylaws.

     B. The last paragraph in Section 9.1 of the Bylaws, which currently follows the paragraph lettered "(o)", shall be deleted and replaced with the following:

          Notwithstanding anything to the contrary in this Article 9, any of the investments or actions referred to in this Article 9 may be approved, made or taken by the Company acting pursuant to its Board of Directors if such investment or action is found by the Company to be in the best interests of the Company or in furtherance of the plans and objectives of the Company, if, in any event, such action is not expressly prohibited by law and any Shareholder approval required by law is obtained; provided, however, that if any portion of any provision in such Article would require notice to the Shareholders, such notice shall be given, but may be given either in the indicated report to Shareholders or by a press release or similar publication.

     PURPOSE AND EFFECT OF AMENDMENTS. The Board of Directors proposes to adopt the foregoing amendments so as to permit amendments to the Bylaws to reflect the changed circumstances and structure of the Company when compared with the time of its initial formation. In a general way, the amendments would permit changes to the Company's Bylaws to eliminate provisions pertaining to an "Advisor" (which no longer exists), the elimination of provisions initially included in the Bylaws because the Company was a new organization commencing an initial best-efforts offering of its shares (and was therefore subject to certain state securities regulatory requirements applicable to such types of companies), to reflect the fact that the Company, which originally had no active market for its Common Shares, is now listed for trading on the New York Stock Exchange, and to permit the Company to make certain types of investments previously not allowed, if deemed in the best interests of the Company (although, generally, the Company has no present intention of making any such investments). The amendments would not change the provision stating that the Bylaws may be amended or repealed by the vote of Shareholders entitled to exercise a majority of the voting power of the Company (Section 12.1 of the Bylaws).

     VOTE REQUIRED. Assuming a quorum is present, adoption of these amendments requires the affirmative vote of the holders of a majority of the outstanding Common Shares entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE "APPROVAL" OF THIS PROPOSAL.

CERTAIN RELATIONSHIPS AND AGREEMENTS

     Messrs. Zuckerbrod and Taubenfeld, who are directors of the Company, are principals in the law firm of Zuckerbrod & Taubenfeld of Cedarhurst, New York, which acted as counsel to the Company in connection with the Company's acquisition of certain of its real properties in 1999 and received legal fees totaling approximately $67,000. This law firm is expected to render additional services to the Company in 2000 and will receive compensation for such services.

     As noted above, under "Compensation Committee Interlocks and Insider Participation," Mr. Grandis, who is a director of the Company, is also a partner in the law firm of McGuire, Woods, Battle & Boothe LLP, which serves as a general counsel to the Company and certain of its affiliates and received legal fees for its services. Such representation is expected to continue in 2000. The husband of Penelope W. Kyle, who is a director of the Company, is also a partner in McGuire, Woods, Battle & Boothe LLP.

INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP served as independent auditors for the Company in 1999. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. He will have an opportunity to make a statement if he so desires and will be available to answer appropriate questions from shareholders. The Board of Directors is expected to retain Ernst & Young LLP as the Company's independent auditors for 2000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's directors and executive officers, and any persons holding more than 10% of the outstanding Common Shares are required to file reports with the Securities and Exchange Commission with respect to their initial ownership of Common Shares and any subsequent changes in that ownership. The Company believes that the filing requirements were satisfied in 1999. In making this statement, the Company has relied solely on written representations of its directors and executive officers and copies of reports that they have filed with the SEC.

MATTERS TO BE PRESENTED AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder wishing to make a proposal to be acted upon at the Annual Meeting of Shareholders in 2001 must submit such proposal, to be considered by the Company for inclusion in the Proxy Statement, to the Company at its executive office in Richmond, Virginia, no later than December 15, 2000.

     With respect to shareholder proposals not included in the Company's Proxy Statement for the 2001 annual meeting, the persons named in the Board of Directors' proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 4a-14(c) under the Securities Exchange Act of 1934, including with respect to proposals received by the Company after March 1, 2001.

OTHER MATTERS

     Management knows of no matters other than those stated above likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed Proxy are expected to vote the Common Shares represented by such Proxy on such matters in accordance with their best judgement.

                                              By Order of the Board of Directors
                                              /s/ Stanley J. Olander, Jr.
                                              ---------------------------
                                              Stanley J. Olander, Jr.
                                              Secretary

April 25, 2000

     THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

================================================================================
PROXY

                      CORNERSTONE REALTY INCOME TRUST, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David S. McKenney, Martin B. Richards and James W. C. Canup as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the common shares of Cornerstone Realty Income Trust, Inc., held of record by the undersigned on March 30, 2000 at the Annual Meeting of the Shareholders to be held on May 25, 2000 or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" item 1 and a vote of "Approval" for items 2 through 4, all as described in the Proxy Statement.

     1.   ELECTION OF DIRECTORS

          FOR all nominees listed below [ ]  WITHOLD AUTHORITY to vote for nominee(s) listed below [ ]

                  Stanley J. Olander, Jr. and Martin Zuckerbrod

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.)
--------------------------------------------------------------------------------

     2.   The  Proposal  to  amend  the  Company's  existing  1992  Non-Employee
          Directors Stock Option Plan, as defined and more fully described in the accompanying Proxy Statement of the Company dated April 25, 2000.

               [ ] Approval   [ ] Disapproval     [ ] Abstain

     3. The Proposal to approve the Company's Share Purchase Loan Plan, as defined and more fully described in the accompanying Proxy Statement of the Company dated April 25, 2000.

               [ ] Approval   [ ] Disapproval     [ ] Abstain

     4. The Proposal to approve certain amendments to the Company's Bylaws, as defined and more fully described in the accompanying Proxy Statement of the Company dated April 25, 2000.

               [ ] Approval   [ ] Disapproval     [ ] Abstain

     5. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting to the extent such are matters (i) that the Board of Directors did not know, a reasonable time before the solicitation of proxies, were to be presented at the Annual Meeting, or (ii) that are incident to the conduct of the Annual Meeting.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR APPROVAL OF PROPOSALS 2, 3 AND 4.

                         (CONTINUED ON THE REVERSE SIDE)

================================================================================

================================================================================

Please indicate whether you plan to attend the Annual Meeting in person:
                                                                  [ ] Yes [ ] No

Dated: ________________, 2000
                                        ----------------------------------------
                                                       Print Name

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                                Signature if held jointly

                                        Please  print  exact  name(s)  in  which
                                        shares are registered,  and sign exactly
                                        as name appears. When shares are held by
                                        joint  tenants,  both should sign.  When
                                        signing   as   a   attorney,   executor,
                                        administrator,   trustee  or   guardian,
                                        please  give  full  title as such.  If a
                                        corporation,   please   sign   in   full
                                        corporate  name by  President  or  other
                                        authorized  office.  If  a  partnership,
                                        please  sign  in  partnership   name  by
                                        authorized person.

           Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

================================================================================

                                                                       EXHIBIT A

                      CORNERSTONE REALTY INCOME TRUST, INC.

                            SHARE PURCHASE LOAN PLAN

     1. PURPOSE. The purpose of this Cornerstone Realty Income Trust, Inc. Share Purchase Loan Plan is to attract and retain directors and key officers for the Company through the availability of loans to acquire Company Shares.

     2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

          (a)  "Act" means the Securities Exchange Act of 1934, as amended.

          (b)  "Board" means the Board of Directors of the Company.

          (c)  "Cause" means:

               (i) Misappropriation or embezzlement of corporate funds;

               (ii) Conviction of a felony involving moral turpitude or which in the opinion of the Committee or its duly authorized designee brings the Participant into disrepute or causes or may cause material harm to the Company's business, financial condition or prospects;

               (iii) Material violation of any statutory or common law duty of loyalty to the Company; or

               (iv) Willful or material breach of a Participant's employment, confidentiality, non-competition, or any similar agreement with the Company.

          (d)  "Change of Control" means:

               (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding common shares of the Company or the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding common shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common shares and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding common shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

               (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the Directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act); or

               (iii)  Approval  by  the   shareholders   of  the  Company  of  a
          reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

          (e) "Committee" means the committee appointed the Board as described under Section 9.

          (f) "Company" means Cornerstone Realty Income Trust, Inc., a Virginia corporation.

          (g) "Company Shares" means the common shares, no par value, of the Company. If the par value of the Company Shares is changed or in the event of a change in the capital structure of the Company, merger or similar event, the shares resulting from such a change shall be deemed to be Company Shares within the meaning of the Plan.

          (h) "Date of Loan" means the date as of which a Loan is disbursed and the Note evidencing the Loan is issued.

          (i) "Director" means a member of the Board of Directors of the Company (or any parent or Subsidiary of the Company, whether now existing or hereafter created or acquired).

          (j) "Disability" means a physical or mental condition that, in the judgment of the Committee based upon competent medical evidence satisfactory to the Committee, totally and permanently prevents the Participant from providing substantive and valuable services to, or engaging in substantial gainful employment with, the Company in a capacity suitable and appropriate for an individual with his or her background, training and experience, and in light of the Participant's prior position in the Company. The Committee's determination shall be conclusive.

          (k) "Executive Officer" means an Officer who is determined to be an Executive Officer for purposes of the Plan. The determination of the Committee whether an Officer qualifies as an Executive Officer shall be final and conclusive.

          (l) "Fiscal Year" means the fiscal year of the Company.

          (m) "Good Reason" means there has been a material reduction in the Participant's compensation or benefits, or a material adverse change in the Participant's compensation or benefits, or a material adverse change in the Participant's status, working conditions or management responsibilities, or the Participant is required to change his place of employment by more than 50 miles from his prior place of employment.

          (n) "Loan" means a loan to a Participant to acquire Company Shares which shall be evidenced by a promissory note of the Participant and such other documents as determined by the Committee.

          (o) "Note" means a promissory note evidencing a Loan to a Participant.

          (p) "Officer" means an officer of the Company (or any parent or Subsidiary of the Company, whether now existing or hereafter created or acquired). "Officers" includes, but is not limited to, Executive Officers and Senior Officers.

          (q) "Participant" means any Director or officer who receives a loan under the Plan.

          (r) "Performance Criteria" means the criteria specified by the Committee to measure Company performance for purposes of Section 6 from among one or more of the following measurements: "funds from operations," expenses on either an individual property or Company-wide basis, or Company total assets or total shareholders' equity.

          (s) "Performance Goal" means the level of performance as to each Performance Criterion, as established by the Committee pursuant to Section 6, that will result in a partial or complete forgiveness of interest or principal due under a Note.

          (t) "Plan" means this Cornerstone Realty Income Trust, Inc. Share Purchase Loan Plan, as amended and supplemented from time to time.

          (u) "Retirement" means retirement from service with the Company at an age generally recognized as retirement age by the Board of Directors of the Company.

          (v) "Senior Officer" means an Officer who is determined to be a Senior Officer for purposes of the Plan. The determination of the Committee whether an Officer qualifies as a Senior Officer shall be final and conclusive.

          (w) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Internal Revenue Code section 424(f).

     3.   ELIGIBILITY.

          (a) All present and future Directors and Officers shall be eligible for selection to receive Loans under the Plan. The Committee shall have the power and complete and absolute discretion to select Directors and Officers to receive Loans.

          (b) The grant of a Loan shall not obligate the Company or any parent or Subsidiary of the Company to pay a Director or Officer any particular compensation salary, to continue the engagement or employment of that person after the Loan, or to make further Loans to that person at any time thereafter.

     4.   MAXIMUM AMOUNT OF LOANS.

          (a) The aggregate principal amount of new Loans may not exceed $2,000,000 in any one Fiscal Year.

          (b) Subject to subsection (a), the maximum amount of Loans available to Participants for any Fiscal Year shall be determined by the Committee form time to time. The Committee shall establish procedures for the allocation among eligible Directors and Officers of any amount available for Loans.

          (c) The maximum aggregate principal amount of all Loans outstanding at any time for a Participant shall be determined as follows:

               (i)  Directors - $50,000

               (ii) Executive Officers - 200% of annual salary.

               (iii) Senior Officers - 75% of annual salary.

               (iv) Other Officers - 25% of annual salary.

               The maximum amount of a permissible Loan for a Participant shall be determined at the Date of Loan and shall not be affected by any subsequent change in the Participant's annual compensation, salary or job classification.

     5.   LOAN TERMS.

          (a) Subject to the further provisions of Section 5, and the other provisions of the Plan, the Committee shall have the power and complete discretion to determine for each Participant the terms, condition, nature and amount of a Loan.

          (b) The Committee shall establish as to each Loan a minimum principal amount, the interest rate on the Loan, the method of calculating the interest on the Loan, the terms of repayment, and any other terms and conditions consistent with the Plan that are deemed appropriate by the Committee. Without limiting the generality of the foregoing, the Committee may require that dividends payable with respect to Common Shares acquired with the Loan be applied to repay the Loan. All Loans made pursuant to the Plan shall include the following provisions:

               (i) All Company Shares acquired with a Loan shall be acquired in open market purchases effected in compliance with all applicable laws.

               (ii)  A  Loan  shall  be  a  full  recourse   obligation  of  the
          Participant.

               (iii) A Loan shall be secured by the Company Shares acquired with the Loan.

               (iv) The initial term of a Loan shall be no more than ten (10) years from the Date of Loan.

               (v) The interest rate on a Loan shall be not less than the applicable federal rate as determined under Internal Revenue Code section 1274(d) (or the corresponding provision of succeeding law) at the time the Loan is made or whenever the interest rate is adjusted.

               (vi) A Loan shall be due in full ninety (90) days after (i) if the Participant is a Director, the Participant ceases to be a Director, or (ii) if the Participant is an Officer, the Participant ceases to be an Officer, unless in either case a different period is provided in the Loan agreement.

               (vii) All Company Shares acquired with a Loan shall be acquired in compliance with the Company's securities law compliance program.

          (c) As determined by the Committee, a Loan may provide for (i) forgiveness of up to twenty-five percent (25%) of the principal of the Loan upon the achievement of Performance Goals pursuant to Section 6, continued service as a Director or Officer and/or retention of the Company Shares by the Participant and/or (ii) forgiveness of all or a portion of the interest on the Loan upon achievement of Performance Goals pursuant to Section 6. As determined by, and in the sole discretion of, the Committee, a Loan may also provide for such forgiveness of interest and/or up to 25% of principal upon termination of the Participant's status as a Director or Officer due to death, Disability, Retirement or termination by the Company without Cause (or a resignation by the Participant with Good Reason) following a Change of Control.

          (d) At any time, the Committee may, in its sole discretion, and subject to such conditions as it may impose or authorize, extend the time for repayment of a Loan or make other adjustments to a Loan, provided that a change to a Loan shall not, without the consent of the Participant, materially adversely affect a Participant's rights under such Loan.

          (e) At the time a Loan is made, the Committee may impose restrictions on the Participant's ability to sell, encumber, or otherwise dispose of the Company Shares acquired with the Loan.

          (f) A Loan may provide for mandatory payments of principal and interest at times and in amounts determined by reference to bonus and incentive payments made or to be made by the Company to the Participant.

          (g) The Company may place on any certificate representing Company Shares acquired or held with the proceeds of a Loan any legend deemed desirable by the Company's counsel to comply with federal or state securities laws and to disclose the restrictions, if any, on dispositions imposed by the Committee.

     6. PERFORMANCE-BASED FORGIVENESS. At its discretion, the Committee may determine that a Loan shall include provisions for the possible forgiveness of interest and/or principal based on Company performance. If the Committee determines that a Loan shall include provisions for possible forgiveness of interest and/or principal based on performance, the following provisions shall apply:

          (a) Within 90 days after the start of a Fiscal Year, the committee shall select the Performance Criteria to be used and the extent to which each Performance Criteria shall be weighted. The Committee shall also establish the Performance Goals applicable to the Loan. The Committee may vary the Performance Criteria selected, the weighting of the Performance Criteria, and the Performance Goals from Fiscal Year to Fiscal Year and/or from Participant to Participant. The Committee may establish Performance Goals based on performance over multiple Fiscal Years.

          (b) The Committee shall determine the amount of interest and/or principal that shall be forgiven depending upon whether, or the extent to which, the Performance Goals have been achieved. The Performance Criteria, their weighting, Performance Goals, and potential interest and/or principal forgiveness that are established for a Loan shall be disclosed to the Participant on a performance schedule. The schedule shall contain a mathematical formula or description that provides the amount of the forgiveness based on the extent to which the Performance Goal for each Performance Criterion is achieved.

          (c) At such times as required under a performance schedule, the Committee shall determine the achievement of the Performance Goals and the resulting amount of interest and/or principal, if any, that shall be forgiven under the performance schedule. The Committee's determination of the achievement of the Performance Goals shall be certified in writing prior to the forgiveness of any interest and/or principal. All determinations regarding the extent to which any Performance Goals have been achieved will be made by the Committee and will be final and binding if made in good faith.

     7. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective on April 1, 2000, subject to approval by the shareholders of the Company.

     8. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on April 1, 2010, which means that no Loans shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by Rule 16b-3 of the Act, no change shall be made that (i) materially increases the amount of available Loans under the Plan, (ii) materially modified the requirements as to eligibility for participation in the Plan, or (iii) materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. A termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect the Participant's rights under a previously granted Loan.

     9.   ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. The Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon a Loan that the Committee deems appropriate to achieve the objectives of the Plan. The Committee shall have the authority to interpret the Plan and its interpretations shall be binding on all parties. The Board may establish and revise from time to time rules and regulations for the Plan. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

          (b) The Committee will have full and complete authority, in its sole absolute discretion, to implement and administer the provisions of Section
     6. The actions and determinations of the Committee on all matters relating to Section 6 will be final and conclusive if made in good faith.

     10. CHANGE IN CAPITAL STRUCTURE. In the event of a stock dividend, stock split or combination of shares, recapitalization or merger or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common shares or preferred shares of the Company), the Committee may take such actions with respect to outstanding Loans as the Committee deems appropriate. Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes, provided that a change to a Loan shall not, without the consent of the Participant. adversely affect a Participant's rights under such Loan.

     11. NONTRANSFERABILITY OF LOANS. Loans and all rights associated with Loans, by their terms, shall not be transferable by the Participants except by will or by the laws of descent and distribution.


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


     12. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Chief Financial Officer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

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